UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April  19, 2018

FIRST AMERICAN SILVER CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54327	98-0579157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Railroad St., Ste 102B, Elko, NV 89801 USA		89801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  775-753-6605

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective April 19, 2018, Brian Goss resigned as director, president, chief financial officer, secretary and treasurer of our Company.  The resignation of Mr. Goss was not the result of any disagreement with our Company regarding our operations, policies, practices or otherwise.

Immediately prior to the effectiveness of the resignation of Mr. Goss, on April 19, 2018, we appointed Alexander Stanbury as director, president, chief financial officer, secretary and treasurer.

Alexander Stanbury

Alexander Stanbury represents executive strengths across the fields of business development and consultation, corporate finance and the Natural Resources sector. Mr Stanbury has over a decade’s experience working across Sub-Saharan Africa and in 2011, he founded HASS Advisors Limited. Drawing on his experience and training, the consultancy firm provides guidance regarding growth strategies, project finance, and raising capital through institutional and private placements for companies within the Natural Resources sector. Mr. Stanbury's prior corporate finance consultancy experience includes the origination and syndication of both private and public placements for companies within the Natural Resources sector for the boutique merchant bank Prosdocimi Limited. Earlier in his career, Mr. Stanbury served as Associate Director with the London-based investment bank Dawnay, Day Corporate Finance Limited, where he specialized in equity capital markets, M&A, and providing financial advisory services including research, analysis and transaction structuring and execution. Mr. Stanbury also gained hedge fund management experience through his time at the New York-based firm Lindemann Capital Partners LLP, and received training from the New York Institute of Finance.

Our company believes that Mr. Stanbury's professional background experience give him the qualifications and skills necessary to serve as a director and officer of our company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST AMERICAN SILVER CORP.

/s/ Alexander Stanbury
Alexander Stanbury
President, Secretary, Treasurer and Director

Date: April 19, 2018

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